Early Redelivery Income, Net	12 Months Ended
Dec. 31, 2012
Notes To Consolidated Financial Statements [Abstract]
Gain Loss On Contract Termination [Text Block]

16. Early Redelivery Income, Net

From time to time, the Company enters into arrangements for early redelivery of its vessels from charterers and may continue to do so in the future, depending on market conditions. Early redelivery costs are incurred where the contracted daily fixed charter rates are substantially lower than the daily charter rates the vessels could potentially earn in the current market. Income is recognized in connection with early termination of a period time charter, resulting from a request of the respective vessel charterers for early redelivery and agreement to compensate the Company. Early redelivery costs for the periods presented represent costs incurred in connection with early termination of charters for which no replacement charter contract for the relevant vessel has been secured at the time of concluding the charter termination agreement, and are recognized at the time the charter termination agreement is concluded. Early redelivery income is recognized when a charter termination agreement exists, the vessel is redelivered to the Company and collection of the related compensation is reasonably assured.  If at the time of concluding the early redelivery agreement, a replacement charter contract had been secured, any costs incurred or income recognized would have been amortized over the term of the replacement charter contract

			Year Ended
			December 31,
Company		Date	2010	2011	2012
Kerasies	(a)	March 25, 2010	(1,520)	—	—
Pemer	(b)	April 13, 2010	3,581	—	—
Pelea	(c)	April 28, 2010	(1,765)	—	—
Marindou	(d)	December 15, 2012	—	—	3,202
Eniadefhi	(e)	December 21, 2012	—	—	8,475
Other minor early redeliveries		Various	(164)	$207	$-
Total			$132	$207	$11,677

Details of the transactions presented in the above table are as follows:

(a) On March 25, 2010, Kerasies agreed with the charterers of the Katerina to terminate the $15.5 daily fixed rate time charter which had commenced on June 26, 2009, and was due to expire by September 15, 2011. As compensation for early redelivery, Kerasies agreed to pay the charterers $1,520, net of commissions.

(b) On April 13, 2010, Pemer took early redelivery of the Pedhoulas Merchant, instead of on November 5, 2010. In connection with this early redelivery, we recognized early redelivery income of $3,581, comprising cash compensation paid by the relevant charterer of $4,799, net of commissions, less accrued revenue of $1,218.

(c) On April 28, 2010, Pelea agreed with the charterers of the Pedhoulas Leader to terminate the $18.50 daily fixed rate time charter which had commenced on July 19, 2009, and was due to expire by September 30, 2011. As compensation for early redelivery, Pelea agreed to pay the charterers an amount of $1,765, net of commissions.

(d) On December 15, 2012, Eniadefhi took early redelivery of the Martine, instead of on January 21, 2014. In connection with this early redelivery, we recognized early redelivery income of $8,475, comprising cash compensation paid by the relevant charterer of $8,644, net of commissions, less accrued revenue of $169.

(e) On December 19, 2012, Marindou took early redelivery of the Maria, instead of on February 24, 2014. In connection with this early redelivery, we recognized early redelivery income of $3,202, comprising cash compensation paid by the relevant charterer of $3,375, net of commissions, less accrued revenue of $173.

In all the cases presented above, no replacement charter contract had been secured at the time of the termination of the respective early redelivery agreement.